SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 29, 2004

Hudson Highland Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-50129	59-3547281
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

622 Third Avenue, New York, New York 10017
(Address of principal executive offices, including zip code)

212-351-7300
(Registrant’s telephone number, including area code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits

99.1	Press Release of Hudson Highland Group, Inc.(the “Company”) issued on April 29, 2004 relating to its earnings for the quarter ended March 31, 2004.

ITEM 12.    DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 29, 2004, the Company issued a press release announcing its earnings for the quarter ended March 31, 2004. A copy of such press release is filed as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HIGHLAND GROUP, INC.(Registrant)
By: /s/ RICHARD W. PEHLKE
Richard W. Pehlke
Executive Vice President and Chief Financial
Officer
Dated: April 29, 2004

Hudson Highland Group, Inc.
Current Report on Form 8-K

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Hudson Highland Group, Inc. issued on April 29, 2004 relating to its earnings for the quarter ended March 31, 2004.

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